                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 1998


                          MOLTEN METAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                       0-21042              52-1659959
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)



              400-2 TOTTEN POND ROAD, WALTHAM, MASSACHUSETTS 02154
                     Address of principal executive offices


       Registrant's telephone number, including area code: (781) 487-9700

ITEM 5.      OTHER EVENTS

MONTHLY OPERATING REPORTS FILED WITH FEDERAL TRUSTEE

         On December 3, 1997, Molten Metal Technology, Inc. (the "Company") and its subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The petition was filed in the U.S. Bankruptcy Court for the District of Massachusetts (Eastern Division). The case numbers are as follows:

         Molten Metal Technology, Inc.         97-21385-CJK
         MMT of Tennessee Inc.                 97-21386-CJK
         MMT Federal Holdings, Inc.            97-21387-CJK
         M4 Environmental Management Inc.      97-21388-CJK
         M4 Environmental L.P.                 97-21389-CJK

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting requirements for Chapter 11 cases, the Company is obligated to file Monthly Operating Reports (MORs) with the Federal Trustee for each of these bankruptcy cases. The Company's MORs for these cases for the month ending December 31, 1997, plus a consolidated report, were filed with the Federal Trustee at the U.S. Bankruptcy Court in Boston, Massachusetts on January 30, 1998. Such MORs are attached hereto as Exhibits 99.1 through 99.6 and are incorporated by reference herein.

EXTENSION OF DUE DATE FOR LOAN

         On December 22, 1997, the Company secured a short-term loan of $7.7 million from a lender (the "Lender") to fund continued operations and to allow the Company time to secure medium-term financing from various potential financing sources, including from the Lender. The loan was approved by a final Order of the Bankruptcy Court on January 6, 1998. The loan, which was originally due on January 30, 1998, is secured with a lien on substantially all of the assets of the Company and its subsidiaries. On January 30, 1998, the Lender agreed in writing to extend the term of the loan for an additional week, to February 6, 1998, so that the Lender can complete its due diligence with respect to offering a $20 million medium-term loan.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

Exhibit
Number          Description of Document
-------         -----------------------

99.1 Monthly Operating Report (Consolidated) of the Company and its subsidiaries for the month ending December 31, 1997 (1)

99.2            Monthly Operating Report of the Company for the month ending
                December 31, 1997 (1)

99.3            Monthly Operating Report of the Company's subsidiary MMT of
                Tennessee Inc. for the month ending December 31, 1997 (1)

99.4            Monthly Operating Report of the Company's subsidiary MMT Federal
                Holdings, Inc. for the month ending December 31, 1997 (1)

99.5            Monthly Operating Report of the Company's subsidiary M4
                Environmental Management Inc. for the month ending December 31,
                1997 (1)

99.6            Monthly Operating Report of the Company's subsidiary M4
                Environmental, L.P. for the month ending December 31, 1997 (1)


(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MOLTEN METAL TECHNOLOGY, INC.



Dated:  January 30, 1998                    By:  /s/ F. Gordon Bitter
                                               ---------------------------------
                                                 F. Gordon Bitter
                                                 Chief Executive Officer and
                                                 Chief Financial Officer